NOTICE: [illegible] CERTIFICATE THE RECORD HOLDER AND ANY [illegible] CONDITIONS UNDER NOTICE ON THE REVERSE.

NUMBER

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

JINHAO MOTOR COMPANY

70,000,000 AUTHORIZED SHARES

CUSIP

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

COMMON STOCK

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $.001 PER SHARE, OF

JINHAO MOTOR COMPANY

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers, and its Corporate Seal to be affixed in facsimile.

Dated:

[illegible]

PRESIDENT

JINHAO MOTOR COMPANY CORPORATE SEAL NEVADA

COUNTERSIGNED AND REGISTERED
TRANSHARE CORPORATION
5105 DTC Parkway, Suite 325, Greenwood Village, CO 80111
By Transfer Agent and Registrar - Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors Act
____
(State)

UNIF TRF MIN ACT - __________ Custodian (until age________)
(Cust)
____________ under Uniform Transfers
(Minor)
to Minors Act ____________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER CENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____

____ Shares

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED: ________________ X ______________________________

Medallion Signature(s) Guaranteed

X ______________________________

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

By ______________________________

NOTICE: THE SIGNATURE(S) MUST BE GUARANTEED BY A GUARANTOR INSTITUTION WHO IS A PARTICIPANT IN AN APPROVED SECURITIES TRANSFER ASSOCIATION (STA) SIGNATURE GUARANTEE MEDALLION PROGRAM; STAMP, SEMP OR MSP, PURSUANT TO SEC RULE 17Ad-15

CERTIFICATE AUTHENTICATION

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE ISSUER WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

- TRANSFER FEE WILL APPLY -